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                                NEW ENGLAND FUNDS

   Supplement dated January 1, 1998 to the New England Stock Funds Prospectus for Class A, B and C shares dated May 1, 1997 (as supplemented August 1 and
    November 17, 1997); the New England Bond Funds Prospectus for Class A, B
       and C shares dated May 1, 1997 (as supplemented May 28, July 28 and November 17, 1997); the New England Star Funds Prospectus for Class A, B
      and C shares dated May 1, 1997 (as supplemented June 30, July 28 and November 17, 1997); the New England Stock Funds Prospectus for Class Y
  shares dated September 1, 1997 (as supplemented November 17, 1997); the New
    England Bond Funds Prospectus for Class Y shares dated September 1, 1997
     (as supplemented November 17, 1997); the New England Equity Income Fund
       Prospectus for Class A, B and C shares dated September 1, 1997 (as supplemented November 17, 1997); the New England Intermediate Term Tax Free
   Fund of California/New England Intermediate Term Tax Free Fund of New York
        Prospectus and the New England Massachusetts Tax Free Income Fund Prospectus, each dated May 1, 1997 (as supplemented November 17, 1997); and
    the New England Money Market Funds Prospectus dated September 1, 1997 (as supplemented November 17, 1997)

FOR ALL FUNDS:

The following paragraph supplements the "Selling Fund Shares - General" section of each Fund's prospectus:

The Fund(s) reserve the right to suspend account services or refuse transaction requests when notice has been received of a dispute between the registered or beneficial owners of an account or there is suspicion or evidence that a fraudulent act may result.

The following paragraph supplements the "Owning Fund Shares - Exchanging Among New England Funds" section of each Fund's prospectus:

MARKET TIMER RESTRICTIONS. Purchases and exchanges into the Funds should be made for investment purposes only. Effective March 2, 1997, the Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) when such transaction is deemed harmful to the best interests of the Fund's other shareholders or would disrupt the management of the Fund. Without limiting the generality of the foregoing, the Funds and the Distributor reserve the right to restrict (e.g., by limiting to a specified maximum dollar amount) purchases and exchanges for the account of "market timers." An account will be deemed to be the account of a market timer if (i) more than two exchange purchases of a given Fund are effected for the account in a calendar quarter or (ii) the account effects one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

FOR ALL PROSPECTUSES EXCEPT MONEY MARKET FUNDS:

Each Fund's policy of allowing purchases at net asset value for investors with redemption proceeds from other mutual fund complexes, as described in the last bullet in the "Buying Fund Shares - Reduced Sales Charges (Class A Shares Only)" section, is no longer in effect.

FOR MONEY MARKET FUNDS ONLY:

Effective January 1, 1998, until further notice to New England Tax Exempt Money Market Trust (the "Tax Exempt Fund"), New England Funds Management, L.P., the Tax Exempt Fund's adviser, and Back Bay Advisors, L.P., the Fund's subadviser, have modified their current voluntary management fee waiver for the Tax Exempt Fund, described in the "Fund Management" section on page 10 of the prospectus, by raising the limit on the Tax Exempt Fund's expenses to an annual rate of 0.65% of average daily net assets. Accordingly, in the Schedule of Fees section on page 1 of the prospectus, the tables relating to the Tax Exempt Fund appearing under the captions "Annual Fund Operating Expenses" and "Example" are replaced with the following tables (which are restated to reflect fees and expenses now in effect for the Tax Exempt Fund):
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ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                                    NEW ENGLAND TAX EXEMPT MONEY
                                                             MARKET TRUST
                                                      CLASS A          CLASS B
Management Fees (after voluntary fee waiver)......    0.20%(2)         0.20%(2)
12b-1 Fees........................................      None             None
Other Expenses....................................     0.45%            0.45%
Total Fund Operating Expenses (after voluntary
  fee waiver).....................................    0.65%(2)         0.65%(2)

(2) Without the voluntary fee waiver by the Fund's adviser and subadviser, Management Fees would be 0.40% and Total Fund Operating Expenses would be 0.85% for both Class A and Class B shares. These voluntary limitations can be terminated by the Fund's adviser or subadviser at anytime.

EXAMPLE

A $1,000 investment would incur the following expenses, assuming a 5% annual return and redemption at the end of each time period. The 5% return and expenses in the Example should not be considered indicative of actual or expected Fund performance or expenses, both of which may be more or less than shown.

                                                  NEW ENGLAND TAX EXEMPT MONEY
                                                          MARKET TRUST
                                                    CLASS A          CLASS B
                                                                       (1)
1 year............................................    $7                $7
3 years...........................................    $21              $21
5 years...........................................    $36              $36
10 years..........................................    $81              $81


(1) Assumes CDSC does not apply to the redemption.

FOR NEW ENGLAND STAR SMALL CAP FUND ONLY:

The following paragraph supplements the paragraph captioned "Robertson Stephens" on page 23 of the New England Stock Funds prospectus for Class A, B and C shares and on pages 34-35 of the New England Stock Funds prospectus for Class Y shares:

Beginning on October 1, 1997, John H. Seabern is a co-portfolio manager for the segment of the New England Star Small Cap Fund managed by Robertson Stephens. Mr. Seabern, who joined Robertson Stephens in 1993, is also a co-manager of the Robertson Stephens Diversified Growth Fund and a research analyst for the Robertson Stephens Growth & Income Fund. Prior to joining Robertson Stephens, he served as a performance analyst at Duncan-Hurst Capital Management.

FOR NEW ENGLAND STAR ADVISERS FUND AND NEW ENGLAND STAR WORLDWIDE FUND:

Founders Asset Management, Inc. ("Founders"), which manages segments of New England Star Worldwide Fund and New England Star Advisers Fund, has informed the Funds that it has entered into an agreement with Mellon Bank, N.A. ("Mellon") pursuant to which Founders will be merged into a subsidiary of Mellon ("New Founders"). Mellon is part of a global financial services company with $1.8 trillion in assets under management or administration. Completion of the merger is subject to a number of conditions, including certain regulatory approvals, and is expected to take place in the first quarter of 1998. The merger does not contemplate any changes in the portfolio managers of the segments of the Funds managed by Founders, or in Founders' services to the Funds. The merger will result in the automatic termination of the current subadvisory agreements between NEFM and Founders for these segments. It is anticipated that new subadvisory agreements for these segments between NEFM and New Founders following the merger, substantially similar to the current subadvisory agreements for these segments, will be proposed to the Board of Trustees of New England Funds Trust I for approval prior the the completion of the merger. Assuming Board approval of such agreements, an information statement regarding this transaction will be sent to shareholders after completion of the merger.